                                                                    Exhibit 10.8

                              SEPARATION AGREEMENT

     THIS SEPARATION AGREEMENT (this "Agreement") is made on April 22, 1997, between MICHAEL S. CANNON, a resident of the Commonwealth of Virginia (the "Executive"), and CENTURY SERVICES, INC., a Maryland corporation, and any of its employees, managers, attorneys, agents, officers, directors, owners, members and affiliates, including ZMAX Corporation, the parent company of Century Services, Inc. (hereinafter collectively referred to as the "Company").

                                   BACKGROUND

     A. The Executive was employed by the Company pursuant to an employment agreement dated November 6, 1996 between Century Services, Inc. and the Executive (the "Employment Agreement").

     B. The Executive and the Company wish to terminate the Executive's employment with the Company effective at the close of business on April 22, 1997.

     C. The Executive desires to accept the following agreements, including, without limitation, certain additional consideration from the Company in return for the general release and non-disclosure agreements set forth below.

     D. The Executive and the Company desire to settle fully and finally all matters among them including any that might arise or have arisen out of the Executive's employment with the Company and the Executive's mutual voluntary termination.

                                   AGREEMENT
                                   ---------

     In consideration of the premises and mutual promises herein contained, the parties agree as follows:

     1.  Effective Date.  The effective date (the "Effective Date") of the
         --------------
Agreement will be the date eight (8) days after the date on which the Executive signs this Agreement as indicated on the signature page hereto.

     2.  Voluntary Termination of Employment.  The Executive represents,
         ------------------------------------
understands and agrees that he and the Company have mutually and voluntarily agreed to terminate his employment with the Company effective April 22, 1997. The Executive represents, understands and agrees that any agreement between the Executive and the Company or Company policy in connection with his employment as Executive Vice President of the Company, whether written or oral, is terminated by mutual agreement pursuant to this Agreement and the consideration provided by the Company under this Agreement is in lieu of any consideration owed to the Executive under any such agreement or policy, except as otherwise provided by or contemplated by the terms of this Agreement.

     3.  Consideration.  As consideration for entering into this Agreement, the
         -------------
Company agrees to take the following actions:

         (a) Separation Payment.  The Company agrees to pay the Executive a
             ------------------
separation payment equal to $100,000 per annum commencing on April 27, 1997, through and including November 6, 1999, which amount will be pro rated for any partial year and will be payable in installments on the Company's standard salary payment schedule for executive level employees (the "Separation Payment") on the Effective Date. The Separation Payment to be made pursuant to this
Section 3(a) will be subject to withholdings for local, state and federal taxes, social security and other deductions required by law or the policies of the Company, from time to time.

         (b) Reimbursements for COBRA Coverage.  Upon request by the Executive,
             ---------------------------------
the Company will reimburse the Executive for any monthly premium payments made by the Executive to continue the medical and dental coverages presently in effect for himself and his dependents by exercise of his rights under the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA") for the period commencing on April 22, 1997 and ending on July 22, 1997. The Company will reimburse the Executive as soon as practicable after the Executive tenders to the Company written evidence of his payment of a periodic COBRA premium payment. The Executive will be entitled to continue coverage under COBRA, unreimbursed by the Company, for the remainder of the period of required COBRA continuation coverage as described in Section 4 below.

         (c) Consulting Agreement.  The Company will enter into a consulting
             --------------------
agreement with the Executive in substantially the form of the Consulting Agreement attached hereto as Exhibit A (the "Consulting Agreement").
                             ---------

     4.  Welfare Coverages.  The Executive may exercise his right under COBRA to
         -----------------
continue those medical and dental coverages which are then currently available to the Company's employees generally by making monthly payments for such coverages to the Company, subject to such terms and conditions as apply to any former employee entitled to exercise his or her COBRA rights. Executive acknowledges that the 18-month continuation period for these coverages commences April 22, 1997. Executive understands and agrees that Executive's coverages under the Company's other "welfare plans," within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended, ceased as of April 22, 1997.

     5.  Earn Out Stock.  The Executive acknowledges that 1,400,000 shares of
         --------------
ZMAX Corporation ("ZMAX") common stock (the "Earn out Stock") is subject to earn out and is being held in escrow pursuant to an Earn Out Stock Escrow Agreement dated November 6, 1996 among ZMAX, the Executive, Michael C. Higgins ("Higgins") and the escrow agent named therein. The Executive acknowledges and agrees that his Earn Out Stock will be released from the Earn Out Stock Escrow Agreement on the same schedule and on the same terms as any earn out shares held by Higgins and, until released, such shares will remain subject to the Earn Out Stock Escrow Agreement.

     6.  Cessation of Authority.  Except as otherwise expressly provided in this
         ----------------------
Agreement, the Executive understands and agrees that effective April 22, 1997, he was and is no longer authorized to incur any expenses, obligations or liabilities, or to make any commitments on behalf of the Company. Except as otherwise contemplated by Section 3(b), the Executive agrees to submit to the Company on or before May 30, 1997 any and all expenses incurred by him and reimbursable by the Company.

     7.  Resignation and Certain Acknowledgements.  The Executive hereby resigns
         ----------------------------------------
all positions as a director or officer of the Company effective as of April 22, 1997. The Executive relinquishes all rights to become a board member of the Company and ZMAX, including those granted under a certain letter agreement dated November 6, 1996.

     8.  Availability to Testify.  The Executive agrees that he will make
         -----------------------
himself available for depositions and courtroom testimony and as otherwise reasonably requested by legal counsel to the Company to participate in any legal proceedings brought by or against the Company concerning matters where the facts in dispute pertain to the period during which the Executive served as Executive Vice President of the Company. The Company will pay the Executive's reasonable expenses incurred in connection with such proceedings and, in the event that the Executive expends extensive amounts of time to participate in such proceedings, the Company will pay the Executive reasonable compensation for such time.

     9.  Return of Company Materials and Property.  The Executive will promptly
         ----------------------------------------
turn over to the Company all files, memoranda, records, credit cards and other documents, physical or personal property including, without limitation, any materials which he received from the Company or which he used in the course of his employment with the Company and which are the property of the Company. The Executive agrees, represents and acknowledges that as a result of his employment with the Company, he has had in his custody, possession and control proprietary documents, data, materials, files and similar items concerning Proprietary Information (as defined below) of the Company and the Executive acknowledges, warrants and agrees that he has returned all such items and any copies or excerpts thereof and any other property, files or documents obtained as a result of his employment as Executive Vice President of the Company, that he has held all such information in trust and strictest confidence, and that he has complied and will comply with the Company's policies regarding Proprietary Information.

     10. Continuation of Restrictive Covenants and Non-disclosure Agreements.
         -------------------------------------------------------------------
The Executive acknowledges and agrees that he continues to be subject to the restrictive covenants, including non-competition and non-solicitation, and the non-disclosure agreements set forth in Sections 4 and 5 of the Employment Agreement, which restrictions and agreements will survive for the time periods set forth in the Employment Agreement. [These provisions are attached as Exhibit b.]

     11. Agreement Not to Disparage.  The Executive will refrain from taking
         --------------------------
any action or making any statements, written or oral, which are intended to and do disparage the goodwill or reputation of the Company, its members, directors, officers or employees or which could adversely affect the morale of Company employees.

     12.  Breach.  In the event the Executive breaches any term or provision of
          -------
this Agreement or the restrictive covenants and agreements that survive under the Employment Agreement, the Company will be fully and completely relieved of all remaining obligations under Section 3 hereof and the Consulting Agreement will be deemed to be terminated, null and void and of no further force or effect.

     13.  Certain Acknowledgements.  The Executive acknowledges and agrees that
          ------------------------
all of his shares of Corporation common stock is pledged to ZMAX pursuant to a Stock Pledge and Security Agreement dated November 6, 1996 from the Executive in favor of ZMAX and will remain subject to such Stock Pledge and Security Agreement until such agreement is terminated on August 6, 1997.

     14.  Non-Admission of Liability.  This Agreement will not in any way be
          --------------------------
construed as an admission by the Company or the Executive that it has acted wrongfully with respect to the other or any other person, or that the Company or the Executive has any rights whatsoever against the other, and the Company and the Executive specifically disclaim any liability to or wrongful acts against the other or any other person.

     15.  Severability.  The provisions of this Agreement are severable, and if
          ------------
any part of it is found to be unenforceable, the other paragraphs will remain full, valid and enforceable. This Agreement will survive the termination of any arrangements contained herein.

     16.  Confidentiality.  The Executive represents and agrees that he will
          ---------------
keep the terms, amount, value and nature of consideration paid to him, and the fact of this Agreement completely confidential, and that he will not hereafter disclose any information concerning this Agreement to anyone other than his immediate family and professional representatives who will be informed of and bound by this confidentiality clause. Reciprocally, the Company agrees to keep this same information confidential and will disclose it only to members of the Board of Directors of the Company or its officers who have a "need to know" or professional representatives of the Company who will be informed of and requested to abide by this confidentiality clause. Notwithstanding the foregoing, either the Executive or the Company may disclose this same information to the extent disclosure is necessary in the course of any legal or administrative proceeding.

     17.  Consultation with an Attorney; Twenty-One (21) Days to Decide.  The
          -------------------------------------------------------------
Company advises the Executive to consult with an attorney prior to executing this Agreement. The Executive agrees that he has had the opportunity to consult counsel. The Executive further acknowledges that he has been given up to twenty-one (21) days to decide whether he wishes to execute this Agreement, that he has had ample time in which to execute this Agreement and that he has had sufficient time to read and consider this Agreement before executing it. The Executive acknowledges that he is responsible for any costs and fees resulting from his attorney reviewing this Agreement. The Executive agrees that he has carefully read this Agreement and understands its contents, that he signs this Agreement voluntarily, with a full understanding of its significance, and intending to be bound by its terms.

     18.  Right to Revoke.  The Executive may revoke and cancel this Agreement
          ---------------
at any time within seven (7) days after the Executive's execution of this Agreement by providing written notice of revocation to the Company at the address set forth on the signature page of this Agreement. If the Executive does so revoke, this Agreement will be null and void and the Company will have no obligation to provide the consideration specified in Section 3 above. This Agreement will not become effective and enforceable until after the expiration of this seven (7) day revocation period; after such time, if there has been no revocation, the Agreement will be fully effective and enforceable.

     19.  Complete Release by Executive.  As a material inducement to the
          -----------------------------
Company to enter into this Agreement and in consideration of the payments to be made and actions to be taken in Section 3 hereof, the Executive hereby irrevocably and unconditionally releases, acquits and forever discharges the Company, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, rights arising out of alleged violations or breaches of any contracts, express or implied, or any tort, or any legal restrictions on the Company's right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (a) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, (race, color, religion, sex, and national origin discrimination); (b) the Americans with Disabilities Act (disability discrimination); (c) 42 U.S.C. (S) 1981 (discrimination); (d) 29 U.S.C. (S)(S) 621-624 (the Age Discrimination in Employment Act); (e) 29 U.S.C. (S) 206(d)(1) (equal pay); (f) Executive Order 11246 (race, color, religion, sex and national origin discrimination); (g) Executive Order 11141 (age discrimination); (h) Section 503 of the Rehabilitation Act of 1973 (handicap discrimination); (i) intentional or negligent infliction of emotional distress or "outrage"; (j) defamation; (k) interference with employment; (l) wrongful discharge; and (m) invasion of privacy, ("Claim" or "Claims"), which the Executive now has, owns or holds, or claims to have, own or hold, or which the Executive at any time heretofore had, owned or held, or claimed to have, owned or held, against the Company at any time up to and including the Effective Date of this Agreement.

     20.  Complete Release by the Company.  As a material inducement to the
          -------------------------------
Executive to enter into this Agreement and in consideration of the agreements made hereunder by the Executive, the Company hereby irrevocably and unconditionally releases, acquits and forever discharges the Executive from any and all Claims, which the Company now has, owns or holds, or claims to have, own or hold, or which the Company at any time heretofore had, owned or held, or claimed to have, owned or held, against the Executive at any time up to and including the Effective Date of this Agreement.

     21.  Indemnification.  As a further material inducement to the Company to
          ---------------
enter into this Agreement, the Executive hereby agrees to indemnify and hold the Company harmless from and against any and all loss, costs, damages or expenses, including, without limitation, attorneys' fees incurred by the Company, arising out of any breach of this Agreement by the Executive or the fact that any representation made herein by the Executive was false when made.

As a further material inducement to the Executive to enter into this Agreement, the Company hereby agrees to indemnify and hold the Executive harmless from and against any and all loss, costs, damages or expenses, including, without limitation, attorneys' fees incurred by the Executive, arising out of any breach of this Agreement by the Company or the fact that any representation made herein by the Company was false when made or in connection with the Executive's participation in any proceedings pursuant to Section ____ of this Agreement.

     22.  No Other Representations.  The Executive represents and acknowledges
          ------------------------
that in executing this Agreement he does not rely, and has not relied, upon any representation or statement not set forth herein made by the Company with regard to the subject matter, basis or effect of this Agreement or otherwise.

     23.  Sole and Entire Agreement.  This Agreement sets forth the entire
          -------------------------
agreement between the parties hereto, and supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof.

     EXECUTED AS OF April 22, 1997.

                                  /s/ Michael S. Cannon
                                 --------------------------------------------
                                 Michael S. Cannon

                                 DATE:
                                      ---------------------------------------


Sworn to and subscribed before me this        day
                                       ------
of               , 1997.
   --------------


---------------------
NOTARY PUBLIC


My Commission Expires:

     [NOTARY SEAL]


                                 CENTURY SERVICES, INC.


                                 By:   /s/ Michael C. Higgins
                                      -----------------------------------
                                      Michael C. Higgins
                                      President

                                      Address:

                                      20251 Century Boulevard
                                      Germantown, Maryland  20874
                                      Attn:  President


                                 DATE:
                                      -----------------------------------

                                   EXHIBIT A

                          FORM OF CONSULTING AGREEMENT

                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (this "Agreement") is made on April 22, 1997, between CENTURY SERVICES, INC., a Maryland corporation (the "Company"), and MICHAEL S. CANNON, a resident of the Commonwealth of Virginia (the "Consultant").

                                   BACKGROUND

     The Company desires to retain the services of the Consultant so that he will be available as required by the Company to provide consultation to the Company relating to sales and marketing of the Company and its products and services the Consultant desires to accept such engagement on the terms and conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the above and the retention of the Consultant by the Company, and the mutual agreements hereinafter set forth, the parties agree as follows:

     1.  Engagement as a Consultant.  The Company hereby retains the Consultant,
         --------------------------
and the Consultant hereby accepts such engagement by the Company, upon the terms and conditions of this Agreement.

     2.  Duties.  The Consultant is engaged to be available on a reasonable on-
         ------
call basis to provide consulting services only as requested by the President of the Company related to the sales and marketing activities of the Company and its products and services and will perform and discharge well and faithfully all such services as may be reasonably requested of him from time to time by the President of the Company. All funds and property received by the Consultant on behalf of the Company will be received and held by the Consultant in trust for the Company, and the Consultant will account for and remit all such funds to the Company, as applicable.

     3.  Consulting Fee.  The services of Consultant hereunder are compensated
         --------------
by the "Separation Payment" provided in Section 3(a) of the Separation Agreement made as of April 22, 1997, between the Consultant and the Company and no other fee is due Consultant for his services hereunder.

     4.  Reimbursement of Expenses.  The Consultant will be entitled to be
         -------------------------
reimbursed in accordance with the policies of the Company, as adopted and amended from time to time, for all reasonable and necessary expenses incurred by him in connection with the performance of consulting services pursuant to this Agreement; provided that the Consultant will, as a condition of such reimbursement, submit acceptable verification of the nature and amount of such expenses in accordance with the reimbursement policies from time to time adopted by the Company. The Consultant will receive no compensation in addition to that set forth in this Agreement for any consulting services rendered by him to the Company.

     5.  Term and Termination.  The term of the engagement of the Consultant by
         --------------------
the Company will commence on the date of this Agreement and will continue until November 6, 1999, unless sooner terminated by notice from either party to the other.

     6.  Restrictive Covenants; Non-Disclosure.  The Consultant acknowledges and
         -------------------------------------
agrees that the non-competition, non-solicitation and non-disclosure covenants and agreements imposed on the Consultant by virtue of Sections 4 and 5 of that certain Employment Agreement dated November 6, 1996 between the Consultant and the Company will apply at all times during any period during which the Consultant is performing services on behalf of the Company under this Agreement.

     7.  Right of Set-Off and Indemnification.
         ------------------------------------

         (a) The Company hereby agrees to indemnify, defend and hold harmless the Consultant from and against all damages (including reasonable attorneys' fees) incurred or suffered by the Consultant resulting from, arising out of or in connection with the performance by the Consultant of its duties under this Agreement pursuant to the Company's instructions.

         (b) The Consultant represents to the Company that the Consultant is not bound by any agreement or arrangement, whether written or oral, that (1) may obligate the Consultant to do any act or make any commitment in conflict with this Agreement, or (2) may prevent the Consultant from performing consulting services hereunder in the manner and to the extent required by this Agreement.

         (c) The Consultant hereby agrees to indemnify, defend and hold harmless the Company and any of its subsidiaries and affiliates and their successors and assigns and the officers and directors of all such companies (the "Indemnified Parties"), from and against all damages (including attorneys' fees) incurred or suffered by the Indemnified Parties resulting from, arising out of or in connection with any breach by the Consultant of this Agreement.

         (d) The Company will have the right upon written notice to the Consultant to set-off against any payment due from the Company to the Consultant for damages incurred or suffered by the Indemnified Parties as a result of any breach of this Agreement or any other agreement between the Consultant and the Company and for any payments due from the Consultant to the Company. Any application as a set-off of any such sums will not be considered in full satisfaction of or as liquidated damages for or as a release of any claim for damages against the Consultant which may accrue to the Company as a result of any such matter.

         (e) The existence of any claim, demand, action or cause of action of the Consultant against any Indemnified Party, whether predicated upon this Agreement or otherwise, will not constitute a defense to the enforcement by the Company of any of the covenants or agreements between the Consultant and the Company.

     8.  Miscellaneous.
         -------------

         (a) This Agreement may be assigned by the Company to any entity into which the Company may be merged or consolidated or which may be a successor to the Company and will inure to the benefit of any such assignee. This Agreement and the right of the Consultant to receive compensation or other payments hereunder is personal to the Consultant. The Consultant may not sell, assign, transfer, convey, pledge, encumber or hypothecate in any way, his rights, services and obligations under this Agreement without the prior written consent of the Company. This Agreement may be amended only by a writing signed by the parties hereto (but without the consent of any other person). The waiver by the Company of any breach of this Agreement by the Consultant will not be effective unless in writing, and no such waiver will operate or be construed as the waiver of the same or another breach on a subsequent occasion. This Agreement and the rights of the parties hereunder will be governed by and construed in accordance with the laws of the State of Maryland. This Agreement embodies the entire agreement of the parties hereto relating to the consulting services the Consultant is to provide to the Company and, except as specifically provided herein, no provisions of any other agreement or document will be deemed to modify the terms of this Agreement. All other prior understandings and agreements relating to the engagement of the Consultant to provide consulting services are hereby expressly terminated.

         (b) Any notice required or permitted to be given to the parties pursuant to this Agreement must be in writing, and deemed given and effective when personally delivered, sent by fax with confirmation of receipt, or when deposited in the United States mail at the addresses set forth on the signature page of this Agreement or at such other address as the parties may designate by written notice to the other given in accordance with this Section 8(b).

         (c) The Consultant will act as an independent contractor and not as, and will not hold himself out as, an employee or agent in performing services under this Agreement. The Consultant will have no authority to bind the Company.

     EXECUTED AS OF April 22, 1997


                                    CENTURY SERVICES, INC.


                                    By:  /s/ Michael C. Higgins
                                         -----------------------------------
                                         Michael C. Higgins
                                         President

                                    Address:

                                    20251 Century Boulevard
                                    Germantown, Maryland  20874
                                    Attn:  President

                                    /s/ Michael S. Cannon
                                    ----------------------------------------
                                    Michael S. Cannon

                                    Address:

                                    46367 Hampshire Station
                                    Sterling, Virginia  20165

                                   EXHIBIT B


                       [PROVISIONS OF EMPLOYMENT AGREEMENT
                     INCORPORATED INTO SEPARATION AGREEMENT]
                     --------------------------------------

                                  SECTION IV
                                 RESTRICTIONS

     A.  Certain Definitions.
         -------------------

          1.  "Affiliate of the Company" means any person or entity controlled
               ------------------------
     by, controlling or under common control with the Company. For purposes of this definition, the term "control" when used with respect to any person or entity means the power to direct the management and policies of such person or entity, directly or indirectly, whether as an officer or director, through the ownership of voting securities, by contract or otherwise. The term Affiliate of the Company specifically includes any subsidiary, parent or franchisee of the Company or any company or enterprise in which the Company owns more than 10% of the voting securities or similar indicia or ownership.

          2.  "Business of the Company" means the business of resolution of the
               -----------------------
     Year 2000 date change problem in software programs and the development and sale of products and services related thereto whether conducted by the Company or any Affiliate of the Company.

          3.  "Competitive Business" means any business of enterprise that
               --------------------
     competes with the Business of the Company.

     B.   Restrictions.  The Executive agrees to comply with all of the
          ------------
restrictions set forth below at all times during the terms of this Agreement and
(i) for a period of two years after the termination of this Agreement by the Company pursuant to Section 3.2(b) or by the Executive pursuant to Section 3.2(d) so long as the Company is not in breach of this Agreement or (ii) for the period during which the Company is paying severance payments to the Executive pursuant to Section 3.4.

          1.  Agreement Not to Solicit Customers.  The Executive will not
              ----------------------------------
     (except with the prior written consent of the Company), either directly or indirectly, on his own behalf or on behalf of others, solicit, divert or appropriate or attempt to solicit, divert or appropriate to any Competitive Business, any Business of the Company from any customer or actively sought prospective customer of the Company or any Affiliate of the Company (i) with whom the Company or any Affiliate of the Company has current agreements relating to the Business of the Company or (ii) with whom active negotiations are underway and (A) with whom the Executive has dealt in regard to the Business of the Company or (B) with whom the Executive has supervised negotiations or business relations or (C) about whom the Executive has acquired Proprietary Information (as defined in Section 5.1(a)) regarding the needs of such customer or prospective customer for the Business of the Company or negotiations or business relations with the Company or any Affiliate of the Company, in the course of his employment.

          2.  Agreement Not to Compete.  The Executive will not (except with the
              ------------------------
     prior written consent of the Company) engage in any Competitive Business, either directly or indirectly, on his own behalf or on behalf of others, in any capacity that involves duties and responsibilities substantially similar to those undertaken by him for the Company.

          3.  Agreement Not to Solicit Employees.  The Executive will not,
              ----------------------------------
     either directly or indirectly, on his own behalf or on behalf of others, solicit, divert or hire away, or attempt to solicit, divert, or hire away, any person employed by the Company or any Affiliate of the Company or any independent contractor of the Company or any Affiliate of the Company that is providing services relating to the Business of Company at any facility where the Executive performed services and with whom he had regular contact in the course of his employment by the Company. The restriction in this
     Section 4.2(c) does not apply if the employee or independent contractor independently initiated contact with the Executive with regard to his or her employment or retention.

     C.   Tolling.  If the Executive breaches any of the covenants contained in
          -------
Section 4 of this Agreement, the running of the period of the restrictions described in the covenant breached will be tolled during the continuation of any breach by the Executive and the running of the period of the restriction will begin again only upon compliance by the Executive with the terms of the covenant breached.

     D.   Non-Applicability of Restrictions.  The Company agrees that the
          ---------------------------------
restrictions contained in this Section 4 do not apply after expiration of this Agreement by its own terms.


                                  SECTION V.
                            PROPRIETARY INFORMATION

     E.   Definitions.
          -----------

          1.  "Proprietary Information" means information related to the Company
               -----------------------
     or any Affiliate of the Company (1) that derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and
     (2) that is the subject of efforts that are reasonable under the circumstances to maintain its secrecy;

     and all tangible reproductions or embodiments of such information.
     Assuming the criteria in (1) and (2) above are satisfied, Proprietary Information includes technical and nontechnical data related to technical and business information, including, but not being limited to, trade secrets, computer hardware and software, procedures manuals, methods, compositions, machines, computer programs, research projects, processes, formulae, data, algorithms, source codes, object codes, documentation, flow-charts, drawings, correspondence, know-how, improvements, inventions, techniques, personnel records, pricing information, sales or marketing plans and strategies, supply sources, production or merchandising plans, and information concerning the Company's and any Affiliate of the Company's clients, customers, accounts, employees, contractors or affiliates. Proprietary Information does not include any information that (i) is or becomes part of the public domain through no act or omission attributable to the Executive, (ii) is released after prior written authorization by the Company, or (iii) is required to be disclosed by applicable law, regulation or court order; provided that if disclosure is required by law, the Executive will provide the Company with prompt notice of such requirement so that the Company may seek an appropriate protective order.

          2.  "Third Party Information" means Proprietary Information that has
               -----------------------
     been disclosed to the Company or an Affiliate of the Company by a third party and that the Company or such Affiliate of the Company is obligated to treat as confidential.

          3.  "Proprietary Technology" means Proprietary Information relating
               ----------------------
     specifically to the "BIC", "IREW" and "COCACT" software programs owned or licensed by the Company and any related source codes, object codes, documentation and manuals relating thereto and any enhancements or modifications thereof and any other software, source codes, processes, techniques, trade secrets or know how that may be developed, owned or licensed by the Company or any Affiliate of the Company relating to the Business of the Company (as defined in Section 4.1) or other core line of business in which the Company may become engaged.

     F.   Non-Disclosure.  The Executive agrees that during the term of his
          --------------
employment by the Company and for the applicable time periods thereafter as specified below, he will receive all Proprietary Information in trust and that he will not disclose or make available, directly or indirectly, any Proprietary Information to any person, concern or entity, except in the proper performance of his duties and responsibilities under this Agreement or with the prior written consent of the Company. The Executive will abide by the Company's policies and regulations, as established from time to time, for the protection of its Proprietary Information for the time period specified in this

Section 5.2. The Executive agrees that the nondisclosure prohibitions described in this Section 5.2 survive the expiration or termination of this Agreement (i) with respect to Proprietary Information other than Proprietary Technology for a period of 2 years, except for Third Party Information as to which the Executive shall maintain confidentiality so long as the Company or Affiliate of the Company is required to main confidentiality and (ii) with respect to Proprietary Technology for so long as the Proprietary Technology retains its status as such and remains confidential.

     G.   Ownership of Proprietary Information.  The Executive acknowledges and
          ------------------------------------
agrees that all Proprietary Information, and all physical embodiments thereof, are confidential to and will be and remain the sole and exclusive property of the Company. Upon request by the Company, and in any event upon termination of his employment with the Company for any reason, the Executive will promptly deliver to the Company all property belonging to the Company including, without limitation, all Proprietary Information (and all embodiments thereof) then in his custody, control or possession.

     H.   Assignment of Inventions, Etc.  The Executive agrees that all
          -----------------------------
inventions, discoveries, improvements, processes, techniques, computer programs or improvements thereto (an "Invention") conceived or first practiced by the Executive during his employment by the Company, and all patent rights and copyrights thereto, if any, will become the property of the Company, and the Executive hereby irrevocably assigns to the Company all of the Executive's rights to all Inventions.

     I.   Works for Hire.  The Executive agrees that any Works (as defined
          --------------
below) created by the Executive in the course of the Executive's duties as an employee of the Company are subject to the "Work for Hire" provisions contained in Sections 101 and 201 of the United States Copyright Law, Title 17 of the United States Code. "Work" means a copyrightable work of authorship, including without limitation, any technical descriptions for products, user's guides, illustrations, advertising materials, computer programs (including the contents of read only memories) and any contribution to such materials. All right, title and interest to copyrights in all Works which have been or will be prepared by the Executive within the scope of his or her employment with the Company will be the property of the Company. The Executive acknowledges and agrees that, to the extent the provisions of Title 17 of the United States Code do not vest in the Company the copyrights to any Works, the Executive hereby assigns to the Company all right, title and interest to copyrights which the Executive may have in the Works. The Executive must disclose to the Company all Works and will execute and deliver all applications, registrations, and documents relating to the copyrights to the Works and will provide assistance to secure the Company's title to the copyrights in the Works. The Company will be responsible for all expenses incurred in connection with the registration of all the copyrights.

     J.   Acknowledgements by the Executive.  The Executive represents to the
          ---------------------------------
Company that he has not executed any agreement with any other party which purports to require the Executive to assign any Work or any Invention created, conceived or first practiced by the Executive during a period of time that includes the date of his or her commencement of employment with the Company.